Cook & Bynum Funds Trust

Power of Attorney

We, the undersigned members of the Board of Trustees of the Cook & Bynum Funds Trust (the “Trust”), hereby severally constitute and appoint David J. Baum and Timothy P. Selby, and either of them singly, our true and lawful attorneys, with full power to them and either of them to sign, for us, and in our names and in the capacities indicated below, any and all registration statements of any series of the Trust and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to any and all such registration statements and amendments hereto.

Witness our hands on the date set forth below.

Signature	Title	Date

/s/ J. Dowe Bynum	Trustee	January 26, 2011
J. Dowe Bynum

/s/ Charles H. Ogburn	Trustee	January 26, 2011
Charles H. Ogburn

/s/ Bruce F. Rogers	Trustee	January 26, 2011
Bruce F. Rogers

Cook & Bynum Funds Trust

Power of Attorney

I, the undersigned President of the Cook & Bynum Funds Trust (the “Trust”), hereby constitute and appoint David J. Baum and Timothy P. Selby, and either of them singly, my true and lawful attorneys, with full power to them and either of them to sign, for me, and in my name and in the capacity indicated below, any and all registration statements of any series of the Trust and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signatures as it may be signed by our said attorneys to any and all such registration statements and amendments hereto.

Witness my hand on the date set forth below.

Signature	Title	Date

/s/ Richard P. Cook	President	January 26, 2011
Richard P. Cook

Cook & Bynum Funds Trust

Power of Attorney

I, the undersigned Treasurer of the Cook & Bynum Funds Trust (the “Trust”), hereby constitute and appoint each of David J. Baum and Timothy P. Selby, and either of them singly, my true and lawful attorneys, with full power to them and either of them to sign, for me, and in my name and in the capacity indicated below, any and all registration statements of any series of the Trust and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signatures as it may be signed by our said attorneys to any and all such registration statements and amendments hereto.

Witness my hand on the date set forth below.

Signature	Title	Date

/s/ Lauren Johnson	Treasurer	January 27, 2012
Lauren Johnson